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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 17, 2021

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 17, 2021, Tonix Pharmaceuticals Holding Corp. (the “Company”) issued a press release announcing positive COVID-19 efficacy results in non-human primates vaccinated with its TNX-1800 vaccine candidate and challenged with live SARS-CoV-2. A copy of the press release is furnished as Exhibit 99.01 hereto and incorporated herein by reference.

The Company also updated its investor presentations, which are used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. Copy of the presentations are filed as Exhibits 99.02 and 99.03 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01, 99.02 and 99.03 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On March 17, 2021, the Company announced preliminary results following vaccination of non-human primates with TNX-1800 (modified horsepox virus, live vaccine), a live attenuated COVID-19 vaccine candidate engineered to express the SARS-CoV-2 (CoV-2) spike protein. Immunogenicity and protective efficacy of single-dose TNX-1800 were assessed at two dose levels (n=4 per group). At Day 41 after the vaccination, animals were challenged with live SARS-CoV-2 through intra-nasal and intra-tracheal routes. Protection was assessed at Day 47, six days after challenge. The research is part of an ongoing collaboration between Southern Research, the University of Alberta and Tonix. All eight animals vaccinated with TNX-1800 had undetectable SARS-CoV-2 in their upper and lower airways 6 days after challenge with SARS-CoV-2

Key features and results:

•	STUDY DESIGN: This study of non-human primates compared TNX-1800 (modified horsepox virus encoding CoV-2 spike protein) to TNX-801 (horsepox virus, live vaccine) at two doses. Also a control group received a placebo. Each of these five groups (TNX-1800 high and low dose; TNX-801 high and low dose and placebo) included four animals.
•	CoV-2 CHALLENGE: At day 41 after vaccination (or placebo), each animal was exposed to SARS-COV-2 by intra-tracheal (1 x 10[6] TCID50) and intra-nasal (1 x 10[6] TCID50) administration.
•	DETECTION OF SARS-COV-2 in Upper and Lower Airway: Upper airway virus was studied by oropharyngeal swabs and lower airway virus by tracheal lavage using qRT-PCR to determine the number of genome copies of SARS-CoV-2 present in the samples. Six days after challenge, no (0/8) samples taken from animals vaccinated with TNX-1800 showed infection (more than 1,000 genome copies of SARS CoV-2) in either upper or lower airway samples. In contrast, all (8/8) animals vaccinated with the control vaccine TNX-801 showed infection in either the upper or lower airway samples as did all (4/4) monkeys vaccinated with vehicle control.
•	NEUTRALIZING ANTI-CoV-2 ANTIBODIES: At day 14 after a single vaccination, all eight of the TNX-1800 vaccinated animals made anti-CoV-2 neutralizing antibodies (≥1:40 titer) and, as expected, none of the eight TNX-801 vaccinated control animals, or any of the four animals in the placebo group made anti-CoV-2 neutralizing antibodies (≤1:10 titer). At 6 days after CoV-2 challenge, TNX-1800 vaccinated animals showed neutralizing antibody titers of (≥1:1280 titer). The level of neutralizing anti-CoV-2 antibody production was similar between the low and high dose TNX-1800 groups (1 x 10[6] Plaque Forming Units [PFU] and 3 x 10[6] PFU, (respectively). For unvaccinated animals challenged with SARS-CoV-2, neutralizing antibodies were measurable after vaccination (≥1:40 titer) that were lower and appeared later than neutralizing antibodies in TNX-1800 vaccinated animals.
•	TOLERABILITY: TNX-1800 and TNX-801 were well tolerated at both doses.
•	SKIN TAKE BIOMARKER: Further, as an expected additional outcome, all 16 animals vaccinated with either dose of TNX-1800 or the control TNX-801 manifested a “take”, or cutaneous response, signaling that the horsepox vector elicits a strong T cell immune response.
•	DOSE: These results support the expectation that TNX-1800 at the low dose of 1 x 10[6] PFU is an appropriate dose for a one-shot vaccine in humans and indicate that 100 doses per vial is the target format for commercialization, which is well suited to manufacturing and distribution at large scale.

•	CONCLUSIONS: Together, these data show that TNX-1800 induces protection against SARS-COV-2 infection in non-human primates. These data confirm that “take” is a biomarker of protection of upper and lower airways from SARS-CoV-2 challenge, and a biomarker of immunological response to TNX-1800’s cargo COVID-19 antigen, which is the CoV-2 spike protein.
•	NEXT PHASE: Phase 1 human study targeted to start in the second half of 2021, following Investigational New Drug (IND) clearance by the U.S. Food and Drug Administration (FDA) and the production of GMP material.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the results of the Phase 3 RELIEF study, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01 99.02 99.03	Press release of the Company, dated March 17, 2021 Corporate Presentation by the Company for March 2021 Abbreviated Corporate Presentation by the Company for March 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: March 17, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer